EXHIBIT A


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                    Funds                                     Effective Date
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FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND          SEPTEMBER 24, 2005
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FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND        MARCH 15, 2006
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FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND              APRIL 25, 2006
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FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND           APRIL 25, 2006
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FIRST TRUST US IPO INDEX FUND                                     APRIL 13, 2006
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FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND                     JUNE 23, 2006
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FIRST TRUST STRATEGIC VALUE INDEX FUND                             JULY 11, 2006
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FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND                      JUNE 23, 2006
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FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND     FEBRUARY 14, 2007
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FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND    FEBRUARY 14, 2007
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FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND          OCTOBER 13, 2006
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FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND                   OCTOBER 13, 2006
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FIRST TRUST S&P REIT INDEX FUND                                      MAY 4, 2007
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FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND                        MAY 7, 2007
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FIRST TRUST ISE WATER INDEX FUND                                     MAY 7, 2007
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FIRST TRUST ISE CHINDIA INDEX FUND                                   MAY 7, 2007
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FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND                MARCH 21, 2007
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FIRST TRUST NASDAQ ABA COMMUNITY BANK INDEX FUND                    JUNE 1, 2009
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FIRST TRUST CBOE S&P 500 VIX TAIL HEDGE FUND                     AUGUST 17, 2012
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